Fees Summary	Jan. 13, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 67,454,533.65
Previously Paid Amount	0
Total Fee Amount	9,315.47
Total Offset Amount	0
Net Fee	$ 9,315.47